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                                       GUARANTY
                    (APARTMENT INVESTMENT AND MANAGEMENT COMPANY)

     This Guaranty (the "Guaranty") is made and entered into as of the 4th day of February, 1998, by APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation ("Guarantor"), for the benefit of WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation ("Lender"), whose address is 1593 Spring Hill Road, Suite 400, Vienna, Virginia 22182.


                                       RECITALS

     A. Lender has agreed to execute that certain Master Credit Facility Agreement, dated the same date as this Guaranty (as amended from time to time, the "Master Agreement"), pursuant to which, inter alia, Lender has agreed, subject to the terms, conditions and limitations of the Master Agreement, to loan to AIMCO Properties, L.P., a Delaware limited partnership ("Borrower") from time to time Revolving Facility Advances and Base Facility Advances (each a "Loan" and, collectively, the "Loans") to be evidenced by the Revolving Facility Note and the Base Facility Notes, respectively.

     B. The repayment of the Revolving Facility Advances and the Base Facility Advances, and all of the other obligations of any AIMCO Parties under the Master Agreement or the other Loan Documents are guaranteed by Guaranties executed by each Owner (each, an "Owner Guaranty") and by this Guaranty.

     C. Guarantor owns 100% of the Ownership Interests in AIMCO-GP, Inc., a Delaware corporation and 100% of the Ownership Interests in AIMCO-LP, Inc., a Delaware corporation. AIMCO-GP, Inc. owns a 1% Ownership Interest as sole general partner in Borrower and AIMCO-LP, Inc. owns a 87% Ownership Interest as limited partner in Borrower, and Guarantor is an Affiliate of each of the other AIMCO Parties. Guarantor will receive a direct and material benefit from the Loans to Borrower.

     D. Lender is willing to make the Loans to Borrower only if Guarantor agrees to guaranty all obligations of Borrower and the other AIMCO Parties under the Loan Documents.

     NOW, THEREFORE, in order to induce Lender to make the Loans to Borrower, and in consideration thereof, Guarantor hereby agrees as follows:

    1. DEFINITIONS. All capitalized terms used but not defined in this Guaranty, including, without limitation, the terms the "Loan Documents" and the "AIMCO Parties" shall have the meanings ascribed to such terms in the Master Agreement. The term "Notes" shall mean,

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collectively, the Base Facility Notes and the Revolving Facility Note, as
amended from time to time. Any and all references in the following Sections below to the term "AIMCO Parties" shall be deemed to exclude Guarantor.

   2. GUARANTY OF PAYMENT. Guarantor irrevocably, absolutely and unconditionally guarantees to Lender all of the following (collectively, the "Guaranteed Obligations"):

          (1) The due and punctual payment of all principal of, interest on and other amounts which become due and payable by Borrower under, the Base Facility Notes, and all renewals, extensions, modifications, amendments and restatements of the Base Facility Notes, including, without limitation, all Base Facility Advances made from time to time to Borrower and the interest accruing on such Base Facility Advances;

          (2) The due and punctual payment of all principal of, interest on and other amounts which become due and payable by Borrower under, the Revolving Facility Note (and all Advance Confirmation Instruments issued in connection therewith) and all renewals, extensions, modifications, amendments and restatements of the Revolving Facility Note (and all Advance Confirmation Instruments issued in connection therewith), including, without limitation, all Revolving Facility Advances made from time to time to Borrower and the imputed interest accruing on such Revolving Facility Advances;

          (3) The due and punctual payment of all amounts which become due and payable by any of the AIMCO Parties under the Master Agreement or any other Loan Documents from time to time executed by any of the AIMCO Parties; and

          (4) The due and punctual performance of all the obligations of any of the AIMCO Parties under the Master Agreement, and all of the obligations of any of the AIMCO Parties under any other Loan Documents from time to time executed by any of the AIMCO Parties.

This Guaranty shall be an unconditional guaranty of payment and performance and not of collection, and is in no way conditioned upon any attempt by Lender to pursue or exhaust any remedy against Borrower (or any other AIMCO Party). This Guaranty is a continuing guaranty which shall remain in full force and effect until all of the Guaranteed Obligations have been paid and performed in full; and Guarantor shall not be released from any obligations to Lender under this Guaranty as long as any amount payable by any AIMCO Party to Lender, or any obligation by any AIMCO Party, under the Loan Documents is not performed, satisfied, settled or paid in full.

   3. FORM OF PAYMENT. All payments under this Guaranty shall be made to Lender in immediately available funds, without reduction by any recoupment, set-off, counterclaim or cross-claim against Lender.

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   4.   GUARANTOR'S OBLIGATIONS ARE ABSOLUTE.  The obligations of Guarantor under this Guaranty shall be absolute and unconditional, shall not be subject to any counterclaim, set-off, recoupment, deduction or defense based upon any claim Guarantor may have against Lender or Borrower (or any other AIMCO Party) and shall remain in full force and effect without regard to, and shall not be released, discharged or terminated or in any other way affected by, any circumstance or condition (whether or not Guarantor shall have any knowledge or notice thereof), including, without limitation:

     (a) any amendment or modification of, or extension of time for payment of any of the principal of, interest on or other amounts payable under, the Loan Documents (except that liability of Guarantor hereunder shall be deemed to apply to the Loan Documents as so amended or modified or to the payment of all amounts so extended);

     (b) any exercise or non-exercise by Lender of any right, power or remedy under or in respect of the Loan Documents, or any waiver, consent, forbearance, indulgence or other action, inaction or omission by Lender under or in respect of the Loan Documents;

     (c) any assignment, sale or other transfer of Borrower's (or any other AIMCO Party's) interest in all or any part of the real or personal property which at any time constitutes collateral for the payment of the Guaranteed Obligations, including, without limitation, a conveyance of such property by Borrower (or any other AIMCO Party) to Lender by deed in lieu of foreclosure;

     (d) any bankruptcy, insolvency, reorganization, adjustment, dissolution, liquidation or other like proceeding involving or affecting Borrower (or any other AIMCO Party) or Lender or their respective properties or creditors, or any action taken with respect to the Loan Documents by any trustee or receiver of Borrower (or any other AIMCO Party) or Lender, or by any court, in any such proceeding;

     (e) any invalidity or unenforceability, in whole or in part, of any term or provision of the Loan Documents or Borrower's incapacity or lack of authority to enter into the Loan Documents;

     (f) any release, compromise, settlement or discharge with respect to all or any portion of Borrower's (or any other AIMCO Party's) obligations under the Loan Documents;

     (g) any acceptance of additional or substituted collateral for payment of the Guaranteed Obligations or any release or subordination of any collateral held at any time by Lender as security for the payment of the Guaranteed Obligations; or

     (h) any resort to Guarantor for payment of all or any portion of the Guaranteed Obligations, whether or not Lender shall have resorted to any collateral securing the Guaranteed Obligations or shall have proceeded to pursue or exhaust its remedies against Borrower (or any other Person) primarily or secondarily liable for the Guaranteed Obligations.

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No exercise, delay in exercise or non-exercise by Lender of any right hereby given it, no dealing by Lender with Borrower, Guarantor, any other AIMCO Party or any other Person, no change, impairment or suspension of any right or remedy of Lender, and no act or thing which, but for this provision, could act as a release or exoneration of the liabilities of Guarantor hereunder, shall in any way affect, decrease, diminish or impair any of the obligations of Guarantor hereunder or give Guarantor or any other Person any recourse or defense against Lender.

   5.   WAIVER.  Guarantor unconditionally waives the following:

     (a) notice of acceptance of this Guaranty and notice of any of the matters referred to in Section 4 hereof;

     (b) all notices which may be required by statute, rule of law or otherwise to preserve intact any rights which Lender may have against Guarantor under this Guaranty, including, without limitation, any demand, proof or notice of non-payment of any of the principal of, interest on or other amounts payable under the Loan Documents, and notice of any failure on the part of Borrower (or any other AIMCO Party) to perform and comply with any covenant, agreement, term or condition of the Loan Documents;

     (c) any right to the enforcement, assertion or exercise of any right, power or remedy conferred upon Lender in the Loan Documents or otherwise;

     (d) any requirement that Lender act with diligence in enforcing its rights under the Loan Documents or this Guaranty;

     (e) any right to require Lender to proceed against or exhaust its recourse against Borrower (or any other AIMCO Party) or any security or collateral held by Lender at any time for the payment of the Guaranteed Obligations or to pursue any other remedy in its power before being entitled to payment from Guarantor under this Guaranty or before proceeding against Guarantor;

     (f) any failure by Lender to file or enforce a claim against the estate (either in administration, bankruptcy or any other proceeding) of Borrower, any AIMCO Party or any other Person;

     (g) any defense based upon an election of remedies by Lender which destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor (after payment of the Guaranteed Obligations) to proceed against Borrower (or any other AIMCO Party) for reimbursement, or both;

     (h) any defense based upon any taking, modification or release of any collateral for the Guaranteed Obligations, or any failure to perfect any security interest in, or the taking of, or failure

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to take any other action with respect to, any collateral securing payment of the Guaranteed Obligations;

     (i) any defense based upon the addition, substitution or release, in whole or in part, of any Person(s), including, without limitation, another guarantor, primarily or secondarily liable for or in respect of the Guaranteed Obligations;

     (j) any rights or defenses based upon an offset by Guarantor against any obligation now or hereafter owed to Guarantor by Borrower (or any other AIMCO Party);

     (k) any defense of the statute of limitations in any action against Guarantor under this Guaranty; and

     (l)  all other notices which may or might be lawfully waived by Guarantor;

it being the intention hereof that Guarantor shall remain liable as principal, to the extent set forth in this Guaranty, until the payment and performance in full of the Guaranteed Obligations, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of Guarantor other than the payment and performance in full of the Guaranteed Obligations.
No delay by Lender in exercising any rights and/or powers hereunder or in taking any action to enforce Borrower's (or any other AIMCO Party's) obligations under the Loan Documents shall operate as a waiver as to such rights or powers or in any manner prejudice any and all of Lender's rights and powers hereunder against Guarantor. The intention of Guarantor under this Guaranty is that, so long as any of the Guaranteed Obligations remains unsatisfied, the obligations of Guarantor hereunder shall not be discharged except by performance and then only to the extent of such performance. Guarantor agrees that Guarantor's obligations hereunder shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might constitute a legal or equitable discharge of a surety or guarantor.

    6. ELECTION OF REMEDIES. This Guaranty may be enforced from time to time, as often as occasion therefor may arise, and without any requirement that Lender must first pursue or exhaust any remedies available to it against Borrower (or any other AIMCO Party) under the Loan Documents or against any other Person or resort to any collateral at any time held by it for performance of the Guaranteed Obligations or any other source or means of obtaining payment of any of the Guaranteed Obligations.

   7. EXPENSES. Guarantor agrees to pay all costs and out-of-pocket expenses, including court costs and expenses and the reasonable fees and disbursements of legal counsel, incurred by or on behalf of Lender in connection with the enforcement of Guarantor's obligations under this Guaranty or the protection of Lender's rights under this Guaranty. The covenants contained in this Section shall survive the payment of the Guaranteed Obligations.

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   8.   CONDITION OF BORROWER.  Guarantor is fully aware of the financial condition of Borrower (and each other AIMCO Party) and is executing and delivering this Guaranty based solely upon Guarantor's own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement made by Lender. Guarantor represents and warrants that Guarantor is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Borrower's (and each other AIMCO Party's) financial condition and any other matters pertinent hereto as Guarantor may desire and Guarantor is not relying upon or expecting Lender to furnish to Guarantor any information now or hereafter in Lender's possession concerning the same or any other matter. By executing this Guaranty, Guarantor knowingly accepts the full range of risks encompassed within a contract of this type, which risks Guarantor acknowledges.

   9. FURTHER ASSURANCES. Guarantor agrees at any time and from time to time upon request by Lender to take, or cause to be taken, any action and to execute and deliver any additional documents which, in the opinion of Lender, may be necessary in order to assure to Lender the full benefits of this Guaranty.

  10. SUBORDINATION. Guarantor hereby irrevocably and unconditionally agrees that any claims, direct or indirect, Guarantor may have by subrogation or other form of reimbursement, against Borrower or to any security or any interest therein, by virtue of this Guaranty or as a consequence of any payment made by Guarantor pursuant to this Guaranty, shall be fully subordinated in time and right of payment to the payment in full of the Guaranteed Obligations and all other obligations of Guarantor to Lender under this Guaranty.

  11. NO SUBROGATION. Except as expressly provided in Section 10 above, Guarantor shall not have any right of subrogation against Borrower (or any other AIMCO Party) by reason of any payment by Guarantor under this Guaranty until such time as all of the Obligations have been satisfied in full. Nothing in the foregoing shall affect any claim which any Guarantor has against Borrower (or any other AIMCO Party) under the terms of the Contribution Agreement.

  12. INSOLVENCY AND LIABILITY OF BORROWER (AND ANY OTHER AIMCO PARTY). So long as any of the Guaranteed Obligations is unpaid and this Guaranty is in effect, and to the extent not prohibited by the applicable bankruptcy court, Guarantor agrees to file all claims against Borrower (or any other AIMCO Party) in any bankruptcy or other proceeding in which the filing of claims is required by law in connection with indebtedness owed by Borrower (or any other AIMCO Party) to Guarantor and to assign to Lender all rights of Guarantor thereunder up to the lesser of (i) the amount of such indebtedness or (ii) the amount of the Guaranteed Obligations guaranteed by Guarantor. In all such cases the Person or Persons authorized to pay such claims shall pay to Lender the full amount thereof to the full extent necessary to pay the Guaranteed Obligations, and Guarantor hereby assigns to Lender all of Guarantor's rights to all such payments to which Guarantor would otherwise be entitled. Notwithstanding the foregoing, and except to the extent that any sums owed


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by Borrower (or any other AIMCO Party) to Lender under the Loan Documents shall have been fully satisfied thereby, the liability of Guarantor hereunder shall in no way be affected by

     (a) the release or discharge of Borrower (or any other AIMCO Party) in any creditors', receivership, bankruptcy or other proceedings; or

     (b) the impairment, limitation or modification of the liability of Borrower or the estate of Borrower in bankruptcy resulting from the operation of any present or future provisions of the Bankruptcy Code or other statute or from the decision in any court.

  13. PREFERENCES, FRAUDULENT CONVEYANCES, ETC. If Lender is required to refund, or voluntarily refunds, any payment received from Borrower (or any other AIMCO Party) because such payment is or may be avoided, invalidated, declared fraudulent, set aside or determined to be void or voidable as a preference, fraudulent conveyance, impermissible setoff or a diversion of trust funds under the bankruptcy laws or for any similar reason, including, without limitation, any judgment, order or decree of any court or administrative body having jurisdiction over Lender or any of its property, or any settlement or compromise of any claim effected by Lender with Borrower (or any other AIMCO Party) or other claimant (a "Rescinded Payment"), then Guarantor's liability to Lender shall continue in full force and effect, or Guarantor's liability to Lender shall be reinstated, as the case may be, with the same effect and to the same extent as if the Rescinded Payment had not been received by Lender, notwithstanding the cancellation or termination of any Note or any of the other Loan Documents. In addition, Guarantor shall pay, or reimburse Lender for, all expenses (including all reasonable attorneys' fees, court costs and related disbursements) incurred by Lender in the defense of any claim that a payment received by Lender in respect of all or any part of the Guaranteed Obligations must be refunded. The provisions of this Section shall survive the termination of this Guaranty and any satisfaction and discharge of Borrower by virtue of any payment, court order or any federal or state law.

  14. WAIVER. Neither this Guaranty nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by Lender and Guarantor expressly referring to this Guaranty and to the provisions so changed or limited. No such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of Lender in exercising any right under this Guaranty shall operate as a waiver thereof or otherwise by prejudice thereto.

  15. CROSS-DEFAULT WITH MASTER AGREEMENT. The occurrence of an Event of Default under the Master Agreement shall constitute a default under this Guaranty. Upon the occurrence of an Event of Default under the Master Agreement, Lender, at Lender's option, may exercise any or all of the remedies to which it may be entitled under this Guaranty or other Loan Documents upon the breach of any covenant or agreement by Guarantor under this Guaranty.

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  16.  SECURITY FOR THE GUARANTY.  Guarantor's obligations under this
Guaranty are secured by the Security Documents, if any, executed by Guarantor from time to time to secure the Guaranty, and reference to the Master Agreement and such documents is made for Lender's rights upon the occurrence of a default under this Guaranty. Each Security Document shall be released as security for the Guaranty and this Guaranty shall be released in accordance with the provisions of the Master Agreement and the Security Document.

  17. NOTICES. All notices or other communications hereunder shall be sufficiently given and shall be deemed given when sent in the manner prescribed by the Master Agreement.

 18. ASSIGNABILITY BY LENDER. Lender may, without notice to Guarantor, assign or transfer the Loans and the Loan Documents, in whole or in part. In such event, each and every immediate and successive assignee, transferee or holder of all or any part of the Loans and the Loan Documents shall have the right to enforce this Guaranty, by legal action or otherwise, as fully as if such assignee, transferee, or holder were by name specifically given such right and power in this Guaranty. Lender shall have an unimpaired right to enforce this Guaranty for its benefit as to so much of the Loans and the Loan Documents as Lender has not sold, assigned or transferred.

  19. GUARANTOR BOUND BY JUDGMENT AGAINST BORROWER. Guarantor shall be conclusively bound, in any jurisdiction, by the judgment in any action by Lender against Borrower (or any other AIMCO Party) in connection with the Loan Documents (wherever instituted) as if Guarantor were a party to such action even if not so joined as a party.

  20. GOVERNING LAW. The provisions of Section 20.06 of the Master Agreement (entitled Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial) are hereby incorporated into this Agreement by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

  21. INVALID PROVISIONS. If any provision of this Guaranty or the application thereof to Guarantor or any circumstance in any jurisdiction whose laws govern this Guaranty shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent of such invalidity or unenforceability and shall be deemed modified to conform to such statute, regulation or rule or law. The remainder of this Guaranty and the application of any such invalid or unenforceable provision to parties, jurisdictions or circumstances other than those to whom or to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability nor shall such invalidity or unenforceability affect the validity or enforceability of any other provision of this Guaranty.

  22. GENERAL PROVISIONS. This Guaranty shall be binding upon the respective successors and assigns of Guarantor, and shall inure to the benefit of Lender and its successors and assigns, including, without limitation, each successive holder of the Notes. The descriptive headings of the

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Sections of the Guaranty have been inserted herein for convenience of reference only and shall not define or limit the provisions hereof.

     IN WITNESS WHEREOF, Guarantor has signed this Guaranty under seal as of the day and year first above written.

                              Guarantor

                              APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation

                              By: /s/ Patricia K. Heath
                                 ---------------------------
                                   Patricia K. Heath
                                   Vice President













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